Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement, dated as of                                          (this “Agreement”), is entered into by and among

(i)	Paldwick S.A., a corporation organized under the laws of the Oriental Republic of Uruguay ("Paldwick") domiciled at Avenida Luis Alberto de Herrera 1052, Montevideo, Uruguay;

(ii)	Martín Migoya, an Argentine individual, Argentine I.D. (D.N.I.) No. 20,252,614 ("MM"), domiciled at Ingeniero Butty 240, 9th floor, City of Buenos Aires, Argentina;

(iii)	Martín Gonzalo Umaran, an Argentine individual, Argentine I.D. (D.N.I.) No. 20,233,654 ("MU"), domiciled at Ingeniero Butty 240, 9th floor, City of Buenos Aires, Argentina;

(iv)	Néstor Augusto Nocetti, an Argentine individual, Argentine I.D. (D.N.I.) No. 18,363,547 ("NN"), domiciled at Ingeniero Butty 240, 9th floor, City of Buenos Aires, Argentina;

(v)	Guibert Andrés Englebienne, an Argentine individual, Argentine I.D. (D.N.I.) No. 18,261,896 ("GE" and together with MM, MU, NN, the “Founders”), domiciled at Ingeniero Butty 240, 9th floor, City of Buenos Aires, Argentina;

(vi)	Kajur International S.A. a corporation organized under the laws of the Oriental Republic of Uruguay (“Kajur”), domiciled at Avenida Luis Alberto de Herrera 1052, Montevideo, Uruguay;

(vii)	Mifery S.A. a corporation organized under the laws of the Oriental Republic of Uruguay (“Mifery”), domiciled at Avenida Luis Alberto de Herrera 1052, Montevideo, Uruguay;

(viii)	Gudmy S.A., a corporation organized under the laws of the Oriental Republic of Uruguay (“Gudmy”), domiciled at Avenida Luis Alberto de Herrera 1052, Montevideo, Uruguay;

(ix)	Noltur S.A., a corporation organized under the laws of the Oriental Republic of Uruguay (“Noltur”), domiciled at Avenida Luis Alberto de Herrera 1052, Montevideo, Uruguay;

(x)	Etmyl S.A., a corporation organized under the laws of the Oriental Republic of Uruguay (“Etmyl”), domiciled at Avenida Luis Alberto de Herrera 1052, Montevideo, Uruguay;

(xi)	Ewerzy S.A., a corporation organized under the laws of the Oriental Republic of Uruguay (“Ewerzy”), domiciled at Avenida Luis Alberto de Herrera 1052, Montevideo, Uruguay;

(xii)	Fudmy Corporation S.A., a corporation organized under the laws of the Oriental Republic of Uruguay (“Fudmy”), domiciled at Avenida Luis Alberto de Herrera 1052, Montevideo, Uruguay;

(xiii)	Gylcer International S.A., a corporation organized under the laws of the Oriental Republic of Uruguay (“Gylcer”, and together with Kajur, Mifery, Gudmy, Noltur, Etmyl, Ewerzy and Fudmy, the “Estate Planning Entities”, and the Estate Planning Entities together with Paldwick, MM, MU, NN and GE, collectively, the “Founders”), as transferee of certain shares originally held by NN, domiciled at Avenida Luis Alberto de Herrera 1052, Montevideo, Uruguay;

(xiv)	Riverwood Capital LLC, a limited liability company organized under the laws of the State of Delaware (“RW Capital”), having its registered office at c/o Corporation Service Company, 2711 Centreville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808;

(xv)	Riverwood Capital Partners (Parallel-B) L.P., a Cayman Islands exempted limited partnership (“RW Parallel B”) having its registered office at c/o Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands;

(xvi)	Riverwood Capital Partners L.P., a Cayman Islands exempted limited partnership (“RW CP”) having its registered office at c/o Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands;

(xvii)	Riverwood Capital Partners (Parallel-A) L.P., a Cayman Islands exempted limited partnership (“RW Parallel A”) having its registered office at c/o Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (RW Parallel A, together with RW Capital, RW Parallel B and RW CP, the “Riverwood Entities”);

(xviii)	FTVentures III L.P., a limited partnership, existing under the laws of Delaware (“FTV III”), having its registered office at 555, California Street, Suite 2900, San Francisco, CA 94104, USA;

(xix)	FTVentures IIIN L.P., a limited partnership, existing under the laws of Delaware (“FTV IIIN” together with FTV III, the “FTV Entities”), having its registered office at 555 California Street, Suite 2900, San Francisco, CA 94104, USA;

(xx)	WPP Luxembourg Gamma Three S.à.r.l., a private limited liability company (société responsabilité limitée) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 124 Boulevard de la Petrusse, Luxembourg, L-2330, and registered with the Luxembourg Trade and Companies Register under registration number B 108,492 (“WPP”);

(xxi)	Endeavor Global Inc., a non-profit corporation organized under the laws of the state of Delaware, United States of America (“Endeavor Global”), having its registered office at 900 Broadway, Suite 600, New York, NY 10003, USA;

(xxii)	Endeavor Catalyst Inc., a non-profit corporation organized under the laws of the state of Delaware, United States of America (“Endeavor Catalyst” and together with Paldwick, MM, MU, NN, GE, the Estate Planning Entities, the Riverwood Entities, the FTV Entities, WPP and Endeavor Global, each a “Shareholder” and, collectively, the “Shareholders”), having its registered office at 900 Broadway, Suite 600, New York, NY 10003, USA;

(xxiii)	Globant S.A., a corporation (société anonyme) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg, and registered with the Luxembourg Trade and Companies Register under registration number B 173,727 (the “Company”, and together with the Shareholders, each a “Party” and, collectively, the “Parties”).

Capitalized terms not otherwise defined herein have the meanings set forth in Section 1.

WITNESSETH:

WHEREAS, Paldwick S.A. (“Paldwick”), MM, MU, NN, GE, Endeavor Global, Riverwood Capital, RW Holdings S.à.r.l. (“RW Holdings”) and ITO Holdings S.à.r.l. (“FTV Holdings” and together with Paldwick, MM, MU, NN, GE, Endeavor Global, Riverwood LLC and RW Holding, the “Original Parties”) are parties to that certain (i) “Convenio de Socios” (members agreement), dated February 23, 2011, and (ii) “Acta de Adhesión al Convenio de Socios” (joinder to members agreement) executed by Endeavor Global on January 18, 2012 pursuant to which Endeavor Global joined the “Convenio de Socios” (members agreement) (the documents in (i) and (ii) together, hereinafter referred as the “Existing Shareholders’ Agreement”), pursuant to which the Original Parties and Endeavor Global agreed to govern their rights and obligations as shareholders of Globant S.A. (formerly known as IT Outsourcing S.L.), a corporation duly organized as a sociedad anónima and validly existing under the laws of Spain ("Spanish Globant").

WHEREAS, on December 10, 2012, Paldwick, MM, MU, NN, GE, Endeavor Global, the Riverwood Entities and the FTV Entities incorporated the Company.

WHEREAS, on December 10, 2012 and in furtherance of the provisions set forth in Section 7.9 of the Existing Shareholders’ Agreement, Paldwick, MM, MU, NN, GE, Endeavor Global, the Riverwood Entities and the FTV Entities entered into that certain Assignment and Assumption of Shareholders’ Agreement whereby the parties thereto assumed the same rights and obligations assumed by the respective Original Parties in the Existing Shareholders’ Agreement with respect to the Company and amended certain provisions thereof (the “Assignment and Assumption of the Existing Shareholders’ Agreement”).

WHEREAS, pursuant to that certain stock purchase and subscription agreement (the “SPA”) dated December 27, 2012, (i) Paldwick, MM, MU, NN, GE, Endeavor, the Riverwood Entities and the FTV Entities sold to WPP a pro rata portion of their respective holdings in the Company which in aggregate represented 20% of the issued shares of the Company and (ii) WPP subscribed for additional shares on the terms contemplated in the SPA (the “Transaction”).

2

WHEREAS, on December 27, 2012, in connection with the Transaction and in furtherance of the provisions set forth in Section 1.1(iii) of the Existing Shareholders’ Agreement, the parties thereto entered into a joinder agreement whereby the Parties agreed to be bound by the terms of the Existing Shareholders’ Agreement (as assigned and assumed pursuant to the Assignment and Assumption Agreement of the Existing Shareholders’ Agreement) as amended and supplemented by the provisions set forth in such joinder agreement, including Exhibit D thereto (the “Joinder Agreement” and together with of the Existing Shareholders’ Agreement (as assigned and assumed pursuant to the Assignment and Assumption Agreement of the Existing Shareholders’ Agreement), the “Shareholders’ Agreement”).

WHEREAS, in May 2014, a portion of the shares of the Company originally held by MM, MU, NN, GE were transferred in favor of the Estate Planning Entities.

WHEREAS, on May 28, 2014, each of the Estate Planning Entities, in furtherance of the provisions set forth in Section 1.1(iii) of the Shareholders’ Agreement, entered into an “Acta de Adhesión al Convenio de Socios” (joinder to members’ agreement) whereby each of the Estate Planning Entities agreed to be bound by the terms of the Shareholders’ Agreement.

WHEREAS, Section 3 of the Joinder Agreement provides that the Parties shall execute this Agreement upon the Company’s consummation of an IPO (as defined below);

WHEREAS, upon the Company’s consummation of an IPO, the Shareholders’ Agreement will terminate in accordance with the terms thereof; and

WHEREAS, the Company has agreed to grant to the Registration Rights Holders (as defined below) certain rights to cause the Company to register the Shareholders’ Registrable Securities (as defined below), on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements and covenants set forth above and herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.

DEFINITIONS

1.1. Defined Terms. As used in this Agreement:

“Black-Out Period” shall have the meaning provided in Section 2.9.

“Board of Directors” shall mean the board of directors of the Company.

“Company” shall have the meaning provided in the preamble.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency administering the Securities Act and the Exchange Act at the time or any foreign law equivalent.

“Demand Request” shall have the meaning provided in Section 2.1(a).

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended, or any similar successor federal statute (or any foreign law equivalent), and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time, or such similar statute of any other jurisdiction applicable to the Company.

“Indemnified Person” shall have the meaning provided in Section 2.6(a).

“Inspectors” shall have the meaning provided in Section 2.4(i).

“IPO” means an initial public offering of the shares in the capital of the Company and listed on the New York Stock Exchange, the American Stock Exchange, NASDAQ (National Association of Securities Dealers Automatic Quotation System), or any other main stock market.

“Liability” shall have the meaning provided in Section 2.6(a).

“Person” shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other legal entity.

3

“Records” shall have the meaning provided in Section 2.4(i).

“Registrable Securities” shall mean (i) any Shares issued to the Shareholders prior to the date hereof, and (ii) any additional shares of the Company issued or distributed by way of dividend, stock split or other distribution in respect of such Shares referred to in Clause (i) above; provided, that a Registrable Security shall cease to be a Registrable Security (i) when it is registered under the Securities Act (or foreign law equivalent) and disposed of in accordance with the registration statement covering it or (ii) with respect to any holder of Registrable Securities, at such time when all such holder’s Registrable Securities may immediately be sold under Rule 144 without any volume or other restrictions (or similar provisions then in effect or any foreign law equivalent) promulgated by the Commission under the Securities Act.

“Registration Expenses” shall have the meaning provided in Section 2.5.

“Securities Act” shall mean the United States Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time, or such similar statute and regulatory body of any foreign jurisdiction applicable to such Registrable Securities.

“Selling Shareholders” shall have the meaning provided in Section 2.3.

“Shares” and “shares” means the (i) common shares of the Company, of one vote each, issued by the Company in accordance with the terms specified in the articles of association of the Company; (ii) any shares issuable upon exercise of any stock option or any other convertible or exercisable securities; (iii) any shares of the Company issued and outstanding as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, any shares or other security of the Company; and (iv) all other shares of the Company that may be issued in the future, including without limitation, by virtue of any capital increase of the Company, or by way of exchange, capitalization of capital adjustment accounts, irrevocable capital contributions, distribution of stock dividends, capitalization of reserves, revaluations or other accounts, or any other distribution of fully paid in shares, as a result of a merger, spin-off and/or any other procedure which in any way involves a corporate restructuring or transformation of the Company, or by any other similar reason or circumstance.

“Shareholders” shall have the meaning provided in the preamble.

“Shelf Requests” shall have the meaning provided in Section 2.2.

SECTION 2.

REGISTRATION RIGHTS

2.1. Demand Registration.

(a) At any time after 180 days after the IPO each of (1) the Riverwood Entities (acting as a group), (2) the FTV Entities (acting as a group), (3) WPP and (4) the Founders (acting as a group) (such Shareholders identified in clauses (1) through (4), the “Registration Rights Holders”) may each notify the Company that they intend to offer or cause to be offered for public sale all or any portion of their Registrable Securities in the manner specified in such request (the “Demand Request”). In addition, any two of the Registration Rights Holders, acting together, may notify the Company of one additional Demand Request. No later than twenty (20) days after receipt of such Demand Request, the Company shall promptly deliver notice of such request to all other Shareholders holding Registrable Securities who shall then have thirty (30) days to notify the Company in writing of their desire to be included in such registration. If the Demand Request contemplates an underwritten public offering, the Company shall state such in the written notice and in such event the right of any Person to participate in such registration shall be conditioned upon such Person’s participation in such underwritten public offering and the inclusion of such Person’s Registrable Securities in the underwritten public offering to the extent provided herein. The Company will use its commercially reasonable efforts to expeditiously effect (but in any event no later than 180 days after the receipt of the Demand Request) the registration of all Registrable Securities whose holders request participation in such registration under the Securities Act, but only to the extent provided for in this Section 2.1; provided, however, that the Company shall not be required to effect registrations pursuant to a request under this Section 2.1 more than five times, one by each of (1) the Riverwood Entities (acting as a group), (2) the FTV Entities (acting as a group), (3) WPP and (4) the Founders (acting as a group) and one by any two of (1) the Riverwood Entities (acting as a group), (2) the FTV Entities (acting as a group), (3) WPP and (4) the Founders (acting as a group). Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2 within one hundred and twenty (120) days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering (subsequent to the IPO) in which the holders of Registrable Securities shall have been entitled to join and in which there shall have been effectively registered a majority of the Registrable Securities as to which registration shall have been requested. A registration will not count as a requested registration under this Section 2.1(a) unless and until the registration statement relating to such registration has been declared effective by the Commission at the request of the initiating Shareholders; provided, however, that a majority in interest of the participating holders of Registrable Securities may request, in writing, that the Company withdraw a registration statement which has been filed under this Section 2.1(a) but has not yet been declared effective, and a majority in interest of such holders may thereafter request the Company to reinstate such registration statement, if permitted under the Securities Act, or to file another registration statement, in accordance with the procedures set forth herein and without reduction in the number of demand registrations permitted under this Section 2.1(a).

4

(b) If a requested registration involves an underwritten public offering and the managing underwriter of such offering determines in good faith that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter; provided, that the shares to be excluded shall be determined in the following order of priority: (i) securities to be registered by the Company pursuant to such registration statement shall be the first to be reduced or excluded, (ii) Registrable Securities of Shareholders requesting to have their securities included in the demand registration statement filed by the Company in compliance with the Demand Request shall be the second to be reduced or excluded, and (iii) Registrable Securities of the Shareholders initiating the Demand Request shall be the last to be reduced or excluded. If there is a reduction of the number of Registrable Securities pursuant to clause (iii), such reduction shall be made in proportion (as nearly as practicable) to the number of Registrable Securities owned by the Shareholders initiating the Demand Request, and, if such reduction exceeds 25% of the Registrable Securities of Shareholders requested to be included in such offering, then the registration shall not cause a reduction in the number of demand registrations permitted under Section 2.1(a).

(c) With respect to a request for registration pursuant to Section 2.1(a) which is for an underwritten public offering, the managing underwriter shall be chosen by the majority of the Registration Rights Holder(s) that made the Demand Request. The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable) to become effective within one hundred and twenty (120) days following the effective date of any registration required pursuant to this Section 2.1.

(d) The Company will not be obliged to effect any demand registration when (i) the request for registration does not cover that number of common shares with an anticipated gross offering price of at least $10,000,000, or (ii) the amount of common shares to be sold in such registration represents more than 15% of the Company’s share capital.

5

2.2. Form F-3. The Company shall use its commercially reasonable efforts to qualify and remain qualified to register securities pursuant to a registration statement on Form F-3 (or any successor form) under the Securities Act (or such comparable form of registration statement in any other jurisdiction), if applicable to such Registrable Securities. Each Registration Rights Holder holding Registrable Securities anticipated to have an aggregate sale price (net underwriting discounts and commissions, if any) of at least $5,000,000 shall have the right to request one registration on Form F-3 (or any successor form) for the Registrable Securities held by such requesting holders (each, a “Shelf Request”). Such Shelf Requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such holder or holders. No later than twenty (20) days after receipt of such Shelf Request, the Company shall give notice to all other holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 2.2 and such Shareholders shall then have thirty (30) days to notify the Company in writing of their desire to participate in the registration. The Company shall file the Form F-3 with the Commission within 60 days after the date of the Shelf Request and shall effect as promptly as practicable the registration of all shares on Form F-3 (or a comparable successor form) to the extent requested by such holders. The Company shall use its commercially reasonable efforts to keep such registration statement effective until the earlier of 90 days after the date it was declared effective or until such holders have completed the distribution described in such registration statement.

2.3. Piggyback Registration. If the Company proposes to register any of its securities for sale to the public including, but not limited to, pursuant to Sections 2.1 and 2.2 (except with respect to registration statements on Form F-4, or S-8 or another form not available for registering the Registrable Securities for sale to the public or such similar registration statements in any other jurisdictions), each such time it will give written notice at the applicable address of record to each holder of Registrable Securities of its intention to do so. Upon the written request of any of such holders of the Registrable Securities, given within twenty (20) days after receipt by such Person of such notice, the Company will, subject to the limits contained in this Section 2.3, use its commercially reasonable efforts to cause all such Registrable Securities of said requesting holders to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent required to permit such sale or other disposition of said Registrable Securities; provided, however, that if the Company is advised in writing in good faith by any managing underwriter of the Company’s securities being offered in a public offering pursuant to such registration statement that the amount to be sold by persons other than the Company (collectively, “Selling Shareholders”) is greater than the amount which can be offered without adversely affecting the offering, the Company may reduce the amount offered for the accounts of Selling Shareholders (including such holders of shares of Registrable Securities) to a number deemed satisfactory by such managing underwriter; and provided further, that (a) in no event shall the amount of Registrable Securities of Selling Shareholders be reduced below thirty percent (30%) of the total amount of securities included in such offering; and (b) any Registrable Securities to be excluded shall be excluded in proportion (as nearly as practicable) to the number of Registrable Securities owned by the Shareholders holding such Registrable Securities.

2.4. Registration Procedures. If and whenever the Company is required by the provisions of this Section 2 to use its commercially reasonable efforts to promptly effect the registration of any of its securities under the Securities Act, the Company will:

(a) use its commercially reasonable efforts diligently to prepare and file with the Commission a registration statement on the appropriate form under the Securities Act with respect to such securities, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its commercially reasonable efforts to cause such registration statement to become and remain effective until completion of the proposed offering;

(b) use its commercially reasonable efforts diligently to prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the Shareholder or Shareholders have completed the distribution described in such registration statement and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Section 2.4;

6

(c) furnish to each selling holder and the underwriters, if any, such number of copies of such registration statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such selling holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such selling holder;

(d) use its commercially reasonable efforts to register or qualify the securities covered by such registration statement under such other securities or state blue sky laws of such jurisdictions as each selling holder shall request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such selling holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such selling holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

(e) within a reasonable time before each filing of the registration statement or prospectus or amendments or supplements thereto with the Commission, furnish to counsel selected by the holders of Registrable Securities copies of such documents proposed to be filed, which documents shall be subject to the approval of such counsel;

(f) immediately notify each selling holder of Registrable Securities and any underwriter and (if requested by any such Person) confirm such notice in writing, of the happening of any event which makes any statement made in the registration statement or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(g) use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a registration statement, and if one is issued use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment;

(h) if requested by the managing underwriter or underwriters (if any) or any selling holder promptly incorporate in a prospectus supplement or post-effective amendment such information as such Person requests to be included therein, including, without limitation, with respect to the securities being sold by such selling holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

(i) make available to each selling holder, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent or representative retained by any such selling holder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement;

7

(j) enter into any reasonable underwriting agreement required by the proposed underwriter(s) for the selling holders, if any, and use its commercially reasonable efforts to facilitate the public offering of the securities;

(k) if requested by the underwriter(s) under the underwriting agreement, furnish to the underwriter(s) (A) an opinion of counsel for the Company, dated the effective date of the registration statement, and (B) a “comfort” letter signed by the independent public accountants who have certified the Company’s financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants’ letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Company’s counsel and in accountants’ letters delivered to the underwriters in underwritten public offerings of securities;

(l) cause the securities covered by such registration statement to be listed on the securities exchange or quoted on the quotation system on which the securities of the same class as the Registrable Securities are then listed or quoted (or if the Registrable Securities are not yet listed or quoted, then on such exchange or quotation system as the selling holders of Registrable Securities and the Company shall determine);

(m) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, in each case as soon as practicable, but not later than 30 days after the close of the period covered thereby, an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any comparable successor provisions);

(n) otherwise cooperate with the underwriter(s), the Commission and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any securities under this Section 2; and

(o) during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act.

2.5. Expenses. All expenses incurred by the Company or the Shareholders in effecting the registrations provided for in Sections 2.1, 2.2, and 2.3, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, and one counsel for the Shareholders participating in such registration as a group (selected by a majority in interest of the holders of Registrable Securities who participate in the registration) underwriting expenses (other than fees, commissions or discounts), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions (all of such expenses referred to as “Registration Expenses”), shall be paid by the Company.

2.6. Indemnification.

(a) The Company shall indemnify and hold harmless each Shareholder that is a selling holder of Registrable Securities (including its partners (including partners of partners and shareholders of such partners)), each underwriter (as defined in the Securities Act), and directors, officers, employees and agents of any of them, and each other Person who participates in the offering of such securities and each other Person, if any, who controls (within the meaning of the Securities Act) such seller, underwriter or participating Person (individually and collectively and for purposes of this Section 2.6, the “Company Indemnified Person”) against any losses, claims, damages or liabilities (collectively, the “liability”), joint or several, to which such Company Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act, any state securities or “blue sky” laws or any sale or regulation thereunder in connection with such registration, or (iv) any breach of the Company’s obligations under this Section 2. Except as otherwise required by law, the Company shall reimburse each such Company Indemnified Person in connection with investigating or defending any such liability; provided, however, that the Company shall not be liable to any Company Indemnified Person in any such case to the extent that any such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Person specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Person and shall survive transfer of such securities by such seller.

8

(b) Each Shareholder holding any securities included in such registration being effected shall indemnify and hold harmless each other selling holder of any securities, the Company, its directors and officers, each underwriter and each other Person, if any, who controls (within the meaning of the Securities Act) the Company or such underwriter (individually and collectively and for purposes of this Section 2.6 also the “Selling Shareholder Indemnified Person”), against any liability, joint or several, to which any such Selling Shareholder Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such selling Shareholder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission by such selling Shareholder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such selling Shareholder specifically for use therein. Such selling Shareholder shall reimburse any Selling Shareholder Indemnified Person for any legal fees incurred in investigating or defending any such liability; provided, however, that in no event shall the liability of any Shareholder for indemnification under this Section 2.6(b) in its capacity as a seller of Registrable Securities exceed the lesser of (i) that proportion of the total of such losses, claims, damages, expenses or liabilities indemnified against equal to the proportion of the total securities sold under such registration statement which is being held by such Shareholder, or (ii) the amount equal to the proceeds to such Shareholder of the securities sold in any such registration. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Shareholder Indemnified Person and shall survive transfer of such securities by such seller.

(c) Indemnification similar to that specified in Sections 2.6(a) and (b) shall be given by the Company and each selling holder (with such modifications as may be appropriate) with respect to any required registration or other qualification of their securities under any federal or state law or regulation of governmental authority other than the Securities Act.

(d) In the event the Company, any selling holder or other Person receives a complaint, claim or other notice of any liability or action, giving rise to a claim for indemnification under Sections 2.6(a), (b) or (c) above, the Person claiming indemnification under such paragraphs shall promptly notify the Person against whom indemnification is sought of such complaint, notice, claim or action, and such indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action.

9

(e) If the indemnification provided for in this Section 2.6 for any reason is held by a court of competent jurisdiction to be unavailable to a Company Indemnified Person or Selling Shareholder Indemnified Person (as applicable) in respect of any losses, claims, damages expenses or liabilities referred to therein, then each indemnifying party under this Section 2.6, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Shareholder, or Shareholders and the underwriters from the offering of Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the other Shareholders and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Shareholders and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company, the Shareholders, and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the Shareholders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Shareholders, or the underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 2.6(e) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a Shareholder be required to contribute under this Section 2.6(e) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages expenses or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement which are being sold by such Shareholder or (ii) the net proceeds received by such Shareholder from its sale of Registrable Securities under such registration statement. No Person found guilty of fraudulent representation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

(f) The amount paid by an indemnifying party or payable to a Company Indemnified Person or Selling Shareholder Indemnified Person (as applicable) as a result of the losses, claims, damages, expenses and liabilities referred to in this Section 2.6 shall be deemed to include, subject to limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, payable as the same are incurred. The indemnification and contribution provided for in this Section 2.6 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any other officer, director, employee, agent or controlling person of the Indemnified Parties. No indemnifying party, in the defense of any such claim or litigation, shall enter into a consent or entry of any judgment or enter into a settlement without the consent of the Indemnified Person, which consent will not be unreasonably withheld or delayed.

2.7. Compliance with Rule 144. In the event that the Company (i) registers a class of securities under Section 12 of the Exchange Act or (ii) shall commence to file reports under Section 13 or 15(d) of the Exchange Act, the Company will use its commercially reasonable efforts thereafter to file with the Commission such information as is required under the Exchange Act for so long as there are Shareholders with Registrable Securities; and in such event, the Company shall use its commercially reasonable efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any comparable successor rules). The Company shall furnish to any holder of Registrable Securities upon request a written statement executed by the Company as to the steps it has taken to comply with the current public information requirement of Rule 144 (or such comparable successor rules). Subject to the limitations on transfers imposed by this Section 2, the Company shall use its commercially reasonable efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities.

10

2.8. Rule 144A Information. The Company shall, upon written request of any Shareholder, provide to such Shareholder and to any prospective institutional transferee of the securities designated by such Shareholder, such financial and other information as is available to the Company or can be obtained by the Company without material expense and as such Shareholder may reasonably determine is required to permit such transfer to comply with the requirements of Rule 144A promulgated under the Securities Act.

2.9. Postponement. The Company may postpone the filing of any registration statement required hereunder for a reasonable period of time, not to exceed ninety (90) days in the aggregate during any twelve-month period, if the Company has been advised by legal counsel that such filing would require a special audit or the disclosure of a material impending transaction or other matter and the Company’s Board of Directors determines reasonably and in good faith that such disclosure would have a material adverse effect on the Company (a “Black-Out Period”). Upon notice of the existence of a Black-Out Period from the Company to any Shareholder or Shareholders with respect to any registration statement already effective, such Shareholder or Shareholders shall refrain from selling its or their Registrable Securities under such registration statement until such Black-Out Period has ended; provided, however, that the Company shall not impose a Black-Out Period with respect to any registration statement that is already effective more than once during any period of twelve (12) consecutive months and in no event shall such Black-Out Period exceed ninety (90) days. The Company will not be required to effect a demand registration or comply with a Shelf Request if the Company intends to effect a primary registration of its own securities within 60 days of receiving notice of a demand registration or Shelf Request, as the case may be, provided that the Company files such intended registration statement within the aforementioned 60-day period.

2.10. Market Stand-Off. Each Shareholder agrees, that if requested by the Company and an underwriter of Registrable Securities of the Company in connection with any public offering of the Company after the IPO, not to directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer (i) any Shares issued to it prior to the IPO, and (ii) any additional shares of the Company issued or distributed by way of dividend, stock split or other distribution in respect of such Shares referred to in clause (i) above, held by it for such period, not to exceed ninety (90) days following the effective date of the relevant registration statement in connection with any public offering of Registrable Securities, as such underwriter shall specify reasonably and in good faith.

2.11. Transferability of Registration Rights. The registration rights set forth in this Section 2 shall be automatically transferred to each transferee of Registrable Securities that consents in writing to be bound by the terms and conditions of this Agreement.

2.12. Damages. The Company recognizes and agrees that each holder of Registrable Securities will not have an adequate remedy if the Company fails to comply with the terms and provisions of this Section 2 and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by any holder of Registrable Securities or any other Person entitled to the benefits of this Section 2 requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Section 2.

2.13. Obligations to be Assumed by the Issuer. In the event that the Company is not the issuer of the Registrable Securities, the Company shall cause such issuer to assume the obligations of the Company as set forth in this Section 2 (such that the issuer will be obligated to perform the obligations of the Company under this Section 2 as if such issuer were the Company) by written instrument executed by the issuer of such Registrable Securities for the benefit of the Shareholders. The Company shall not sell, assign or transfer all or substantially all of its assets unless the purchaser, assignor or transferee agrees to assume the obligations of the Company under this Section 2.

11

2.14. Additional Registration Rights. The Company may not grant superior registration rights to any other person without the consent of the Registration Rights Holders.

SECTION 3.

MISCELLANEOUS

3.1. Termination. This Agreement and the obligations of the Company hereunder with respect to any Shareholder (other than with respect to Section 2.6) shall terminate upon the earlier to occur of (i) the fifth anniversary of the date of this Agreement, or (ii) the date upon which the percentage of the total outstanding common shares held by such Shareholder ceases to be at least zero point five percent (0.5%); provided, however, that for purposes of the computation of this percentage all the shares held by such Shareholder and other undersigned affiliates of such Shareholder shall be aggregated.

3.2. Notices.

(a) Any notice, request, demand, approval or other communication required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed given under this Agreement on the earliest of: (i) the date of personal delivery, (ii) the date of transmission by facsimile, with confirmed transmission and receipt, (iii) two (2) days after deposit with a nationally recognized courier or overnight service such as Federal Express, or (iv) five (5) days after mailing via certified mail, return receipt requested. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth for such party:

If to Paldwick S.A., to:

Av. Luis Alberto Herrera 1052

Escritorio 1402,

Montevideo

República Oriental del Uruguay

Fax No.: +598 2662-9942

With a copy (which shall not constitute notice) to:

Candioti Gatto Bicain & Ocantos

Cerrito 348, 5to B

C1010AAH Buenos Aires

Argentina

Attn.: Alejandro Candioti

Fax No.: +54 11-5256-6223

Email: acandioti@cgbo.com.ar

If to the Company, to:

Globant S.A.

5, rue Guillaume Kroll

L-1882 Luxembourg

Attn: Martín Migoya/Pablo Rojo

Fax: +54-11-4109-1700

Email: martin.migoya@globant.com / pablo.rojo@globant.com

With a copy (which shall not constitute notice) to:

DLA Piper LLP (US)

Attn.: Christopher C. Paci

1251 Avenue of the Americas

New York, NY 10020

Tel.: +1 (212) 335-4970

Fax: +1 (212) 335-4501

E-mail: christopher.paci@dlapiper.com

If to Martín Migoya, Martín Gonzalo Umaran, Néstor Augusto Nocetti or Guibert Andrés Englebienne, to:

Ing. Butty 240, Piso 6,

Ciudad de Buenos Aires,

Argentina

Attn: Martín Migoya/Martín Umaran/Néstor Nocetti/Guibert Englebienne

Fax: +54-11-4109-1700

Email: martin.migoya@globant.com / martin.umaran@globant.com / nestor.nocetti@globant.com / Guibert.englebienne@globant.com

12

With a copy (which shall not constitute notice) to:

Candioti Gatto Bicain & Ocantos

Cerrito 348, 5to B

C1010AAH Buenos Aires

Argentina

Attn.: Alejandro Candioti

Fax No.: +54 11-5256-6223

Email: acandioti@cgbo.com.ar

If to Kajur, Mifery, Gudmy, Noltur, Etmyl, Ewerzy, Fudmy or Gylcer, to:

Av. Luis Alberto Herrera 1052

Escritorio 1402,

Montevideo

República Oriental del Uruguay

Fax No.: +598 2662-9942

With a copy (which shall not constitute notice) to:

Candioti Gatto Bicain & Ocantos

Cerrito 348, 5to B

C1010AAH Buenos Aires

Argentina

Attn.: Alejandro Candioti

Fax No.: +54 11-5256-6223

Email: acandioti@cgbo.com.ar

If to Riverwood Capital LLC, Riverwood Capital Partners (Parallel-B) L.P., Riverwood Capital Partners L.P. or Riverwood Capital Partners (Parallel-A), to:

California Office:

Riverwood Capital, LLC

70 Willow Road, Suite 100

Menlo Park, CA 94025

Fax: +1-650-618-7300

Attn.: Francisco Alvarez Demalde

Email: fad@rwcm.com

With a copy (which shall not constitute notice) to:

Marval, O’Farrell & Mairal

Av. Leandro N. Alem 928

Buenos Aires

Argentina

Attention: Hernán Slemenson/Daniela Bianchi

Fax No.: +54-11-4310-0200

Email: hs@marval.com.ar / dab@marval.com.ar

If to FTVentures III L.P. or FTVentures IIIN L.P., to:

FTVentures III, L.P.

Attn.: Brad Bernstein

Cc: David Haynes

555 California Street, 29th Floor

San Francisco, CA 94104

Tel.: +1 (415) 229-3000

Fax: +1 (415) 229-3005

E-mail: bbernstein@FTVentures.com / dhaynes@ftvcapital.com

With a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

Attn.: David A. Breach, P.C.

555 California Street, 27th Floor

San Francisco, CA 94104

Tel.: +1 (415) 439-1400

Fax: +1 (415) 439-1500

E-mail: david.breach@kirkland.com

13

If to WPP, to:

WPP Luxembourg Gamma Three S.à.r.l.

c/o WPP Group USA, Inc.

100 Park Avenue, 4th Floor

New York, New York 10017

Attention: Chief Financial Officer

Fax: +1 212- 632-2222

E-mail:

With a copy (which shall not constitute notice) to:

Davis & Gilbert LLP

1740 Broadway

New York, New York 10019

Attention: Curt C. Myers, Esq.

Fax: +1-212-468-4888

E-mail: cmyers@dglaw.com

If to Endeavor Global, Inc. or Endeavor Catalyst, Inc., to:

Endeavor Global

900 Broadway, Suite 600

New York, NY 10003 USA

Fax No.: +1 212-352-3200

Attn: Linda Rottenberg

E-mail: linda.rottenberg@endeavor.org

With a copy (which shall not constitute notice) to:

Brown Rudnick LLP

One Financial Center

Boston, MA 02111 USA

Fax No.: +1 617 289 0831

Attn: Alejandro Fiuza

E-mail: AFiuza@brownrudnick.com

(b) Any party hereto (and such party’s permitted assigns) may change such party’s address for receipt of future notices hereunder by giving written notice to the other parties hereto.

3.3. Governing Law.

(a) This Agreement and the rights of the Shareholders hereunder shall be governed by, and interpreted in accordance with, the laws of the State of New York, without regard to any conflicts of law jurisprudence.

(b) Solely as it relates to actions for specific performance, restraining orders or other injunctive relief and actions to enforce an arbitration award, each of the parties hereto irrevocably submits to the jurisdiction of the New York State courts and the federal courts sitting in the County of New York, State of New York and agrees that all matters involving this Agreement shall be heard and determined in such courts. Each of the parties hereto waives irrevocably the defense of inconvenient forum to the maintenance of such action or proceeding. Each of the parties hereto designates Corporation Service Company, as its agent for service of process in the State of New York, which designation may only be changed on not less than ten (10) days’ prior notice to all of the other parties. The Company agrees to pay the reasonable fees and expenses of Corporation Service Company for acting in such capacity.

14

3.4. Successors. This Agreement shall be binding upon, and inure to the benefit of, the parties and their successors and permitted assigns.

3.5. Pronouns. Whenever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

3.6. Table of Contents and Captions Not Part of Agreement. The table of contents and captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provisions hereof.

3.7. Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable in any jurisdiction or in any respect, then the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired, and the Shareholders shall act in good faith and use their best efforts to amend or substitute such invalid, illegal or unenforceable provision with enforceable and valid provisions which would produce as nearly as possible the original intent of the Shareholders without renegotiation of any material terms and conditions stipulated herein.

3.8. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

3.9. Entire Agreement and Amendment. This Agreement and the other written agreements described herein between the parties hereto entered into as of the date hereof, constitute the entire agreement between the Shareholders and the Company relating to the subject matter hereof. In the event of any conflict between this Agreement or such other written agreements, the terms and provisions of this Agreement shall govern and control.

3.10. Further Assurances. Each Shareholder agrees to execute and deliver any and all additional instruments and documents and do any and all acts and things as may be necessary or expedient to effectuate more fully this Agreement or any provisions hereof.

3.11. No Third Party Rights. The provisions of this Agreement are for the exclusive benefit of the Shareholders and the Company, and no other party (including, without limitation, any creditor of the Company) shall have any right or claim against any Shareholder by reason of those provisions or be entitled to enforce any of those provisions against any Shareholder.

3.12. Remedies Cumulative. The rights and remedies given in this Agreement and by law to a Shareholder shall be deemed cumulative, and the exercise of any one of such remedies shall not operate to bar the exercise of any other rights and remedies reserved to a Shareholder under the provisions of this Agreement or given to a Shareholder by law. In the event of any dispute between the parties hereto, the prevailing party shall be entitled to recover from the other party reasonable attorney’s fees and costs incurred in connection therewith.

3.13. No Waiver. One or more waivers of the breach of any provision of this Agreement by any Shareholder shall not be construed as a waiver of a subsequent breach of the same or any other provision, nor shall any delay or omission by a Shareholder to seek a remedy for any breach of this Agreement or to exercise the rights accruing to a Shareholder by reason of such breach be deemed a waiver by a Shareholder of its remedies and rights with respect to such breach.

[Signature pages follow]

15

IN WITNESS WHEREOF, each of the Parties hereto has executed, or caused this Agreement to be executed by its duly authorized officer, as the case may be, as of the date first above written.

Globant S.A.

By:
Name:
Title:

Paldwick S.A.

By:
Name:
Title:

Riverwood Capital LLC.
By:
Title:

Martin Migoya

Martin Gonzalo Umaran

Néstor Augusto Nocetti

16

Guibert Andrés Englebienne Kajur International S.A.

By:
Name:
Title:

Mifery S.A

By:
Name:
Title:

Gudmy S.A.

By:
Name:
Title:

Noltur S.A

By:
Name:
Title:

Etmyl S.A.

By:
Name:
Title:

Ewerzy S.A.

By:
Name:
Title:

Fudmy Corporation S.A.

By:
Name:
Title:

Gylcer International S.A.

By:
Name:
Title:

17

RIVERWOOD CAPITAL PARTNERS L.P.

By: RIVERWOOD CAPITAL L.P., its general partner

By: Riverwood Capital GP Ltd., its general partner

By:
Name:
Title:

RIVERWOOD CAPITAL PARTNERS (PARALLEL - A) L.P.

By: RIVERWOOD CAPITAL L.P., its general partner

By: Riverwood Capital GP Ltd., its general partner

By:
Name:
Title:

RIVERWOOD CAPITAL PARTNERS (PARALLEL - B) L.P.

By: RIVERWOOD CAPITAL L.P., its general partner

By: Riverwood Capital GP Ltd., its general Partner

By:
Name:
Title:

FTVentures III L.P.
By:
Title:

FTVentures IIIN L.P.
By:
Title:

By: WPP Luxembourg Gamma Three S.à.r.l.

By:
Title:

By:
Title:

ENDEAVOR GLOBAL, INC.

By:
Name:
Title:

ENDEAVOR CATALYST, INC.

By:
Name:
Title:

18